 Waddell & Reed Advisors Small Cap Fund, Inc.

 The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

October 31, 2003

Table of Contents
AN OVERVIEW OF THE FUND

WADDELL & REED ADVISORS SMALL CAP FUND

INVESTMENT PRINCIPLES OF THE FUND

Investment Goal, Principal Strategies and Other Investments

Risk Considerations of Principal Strategies and Other Investments

YOUR ACCOUNT

Choosing a Share Class

Buying Shares

Selling Shares

Distributions and Taxes

THE MANAGEMENT OF THE FUND

Portfolio Management

Management Fee

FINANCIAL HIGHLIGHTS

An Overview of the Fund

Waddell & Reed Advisors Small Cap Fund, Inc.

Goal
(formerly United Small Cap Fund, Inc.®) seeks growth of capital.

Principal Strategies
Waddell & Reed Advisors Small Cap Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Small Cap Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Waddell & Reed Advisors Small Cap Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.
  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -19.44% (the third quarter of 2001). The Class A return for the year through September 30, 2003 was 19.41%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2002	1 Year	5 Years (or Life of Class)
Class A (began on 10-4-1999)
Before Taxes	-21.49%	-1.31%
After Taxes on Distributions	-21.49%	-2.07%
After Taxes on Distributions
and Sale of Fund Shares	-13.19%[1]	-1.17%[1]
Class B (began on 10-4-1999)
Before Taxes	-20.80%	-1.40%
Class C (began on 10-4-1999)
Before Taxes	-17.33%	-0.33%
Class Y (began on 10-4-1999)
Before Taxes	-16.17%	1.06%
Indexes
Russell 2000 Growth Index[2]	-30.22%	-13.16%[3]
Lipper Small-Cap Growth
Funds Universe Average[4]	-29.72%	-9.03%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
[2]Reflects no deduction for fees, expenses or taxes.
[3]Index comparison begins on October 31, 1999.
[4]Lipper Average is net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Maximum Sales Charge (Load)
	Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
	(as a percentage of lesser of amount
invested or redemption value)	None[2]	5%	1%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.59%	0.91%	0.65%	0.22%
Total Annual Fund
Operating Expenses	1.69%	2.76%	2.50%	1.07%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
2A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	679	1,156	1,559	2,830[1]
Class C Shares	253[2]	779	1,331	2,836
Class Y Shares	109	340	590	1,306

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	279	856	1,459	2,830[1]
Class C Shares	253	779	1,331	2,836
Class Y Shares	109	340	590	1,306

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

THE INVESTMENT PRINCIPLES OF THE FUND

Investment Goal, Principal Strategies and Other Investments

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its goal of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, mostly of investment grade. The Fund may also invest not more than 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. Government securities, and/or preferred stocks. The Fund may also invest in more established companies, those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, the Fund may not achieve its investment objective.

The Fund may also invest in and use other types of instruments in seeking to achieve its goals. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

  Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. The Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent the Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change as well.
  Financial risk is based on the financial situation of the issuer of the security. To the extent the Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, the Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.
  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of the Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject the Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose the Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within twelve months after purchase
Maximum distribution and service (12b-1) fees of 0.25% For an investment of $2 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares 8 years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

The Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B and Class C shares. Under the Class A Plan, the Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, the Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by the Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates
  Waddell & Reed InvestEd Portfolios, Inc.

Buying Shares
You may buy shares of the Fund through Waddell & Reed and its financial advisors or through advisors of Legend Equities Corporation (Legend). Certain Waddell & Reed Advisors Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of the Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 888-WADDELL (888-923-3355) to report your purchase, or fax the information to 800-532-2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800-532-2783 or faxing instructions to 800-532-2749. If you need to establish an account for Class Y shares, you must first call 800-532-2783 to obtain an account number. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

You may also purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of the Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. Orders received after 4 p.m. Eastern time are accepted at the next NAV calculated.

As noted, the Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for the Fund, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class Y:

To Open an Account

For a government entity or authority or for a corporation $10 million
(within first twelve months)

For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company (WRSCO) will send a check to the address on the account. For your protection, the address of record must not have changed within 30 days prior to your redemption request.

By telephone: If you hold Class Y shares, and have elected this method in your application or by subsequent authorization, call 800-532-2783 or fax your request to 800-532-2749 and give your instructions to redeem your shares. Shareholders that qualify for wire redemptions may receive a deposit to their predesignated bank account by wire (requires a $1,000 minimum redemption amount) or by direct ACH. If you hold Class A, B or C shares of a Fund, and have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 800-532-2749, and give your instructions to redeem your shares via ACH. You may also request a redemption by check to the address on the account (provided the address has been unchanged for 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.waddell.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests via the internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by WRSCO at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

The Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.
  obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges also apply to the corresponding classes of shares of the Ivy Family of Funds.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888-WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You may be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet investment option.

Important Exchange Information
  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of the Fund for Class A shares of Waddell & Reed Advisors Cash Management, Inc.).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

The Fund reserves the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege. The Fund may also charge a redemption fee.

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, the Fund declares dividends from net investment income and pays them annually in December.

Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December. Ordinarily, dividends are paid on shares starting on the day after the shares are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" and eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to "qualified dividend income" received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). Any such gain an individual shareholder recognizes in the redemption of Fund shares held for more than one year will qualify for the 15% rate of Federal income tax on the individuals' net capital gain described above.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences.

Withholding. The Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. Government securities, if any, generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net gains recognized on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUND

Portfolio Management

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (Funds) is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the Funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. WRIICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Waddell & Reed Advisors Small Cap Fund, Inc. is managed by the small cap team of WRIMCO. Gilbert C. Scott is primarily responsible for the management of the fund. Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. He is Senior Vice President of WRIICO and Vice President of WRIMCO. Mark G. Seferovich is the senior member of the small cap team. Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap mutual funds from September 1992 through April 2002. Mr. Seferovich currently is primarily responsible for managing small cap institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap team. He is a Senior Vice President of WRIMCO and WRIICO.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rates of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Management fees for the Fund as a percent of its net assets for its fiscal year ended June 30, 2003, were 0.85%.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of the Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the financial statements for the Fund for the fiscal year ended June 30, 2003, is included in the Fund's Annual Report to Shareholders, which is available upon request.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
Selected Per-Share Data
	Increase (Decrease) From Investment Operations				Less Distributions
Net Gain
	Net Asset	Net	(Loss) on		Distributions	Distributions			Net Asset
	Value	Investment	Investments	Total From	From Net	From	In Excess of		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Capital	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Gains	Distributions	Period
Class A
7-1-02 to 6-30-03	$10.16	$(0.11)	$0.95	$0.84	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$11.00
7-1-01 to 6-30-02	12.14	(0.11)	(1.86)	(1.97)	(0.01)	(0.00)	(0.00)	(0.01)	10.16
7-1-00 to 6-30-01	14.68	0.05	(1.84)	(1.79)	(0.08)	(0.67)	(0.00)[d]	(0.75)	12.14
10-4-99[c] to 6-30-00	10.00	0.09	4.62	4.71	(0.03)	(0.00)[d]	(0.00)	(0.03)	14.68

Class B
7-1-02 to 6-30-03	$9.95	$(0.22)	$0.93	$0.71	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$10.66
7-1-01 to 6-30-02	12.01	(0.17)	(1.89)	(2.06)	(0.00)	(0.00)	(0.00)	(0.00)	9.95
7-1-00 to 6-30-01	14.58	(0.05)	(1.85)	(1.90)	(0.00)	(0.67)	(0.00)[d]	(0.67)	12.01
10-4-99[c] to 6-30-00	10.00	0.02	4.58	4.60	(0.02)	(0.00)[d]	(0.00)	(0.02)	14.58

Class C
7-1-02 to 6-30-03	$10.01	$(0.22)	$0.96	$0.74	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$10.75
7-1-01 to 6-30-02	12.05	(0.17)	(1.87)	(2.04)	(0.00)	(0.00)	(0.00)	(0.00)	10.01
7-1-00 to 6-30-01	14.60	(0.04)	(1.84)	(1.88)	(0.00)	(0.67)	(0.00)[d]	(0.67)	12.05
10-4-99[c] to 6-30-00	10.00	0.03	4.59	4.62	(0.02)	(0.00)[d]	(0.00)	(0.02)	14.60

Class Y
7-1-02 to 6-30-03	$10.19	$(0.19)	$1.10	$0.91	$(0.00)	$(0.00)	$(0.00)	$(0.00)	$11.10
7-1-01 to 6-30-02	12.18	(0.01)	(1.91)	(1.92)	(0.07)	(0.00)	(0.00)	(0.07)	10.19
7-1-00 to 6-30-01	14.71	0.04	(1.76)	(1.72)	(0.14)	(0.67)	(0.00)[d]	(0.81)	12.18
10-4-99[c] to 6-30-00	10.00	0.14	4.62	4.76	(0.05)	(0.00)[d]	(0.00)	(0.05)	14.71
(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)	Annualized.
(c)	Commencement of operations of the class.
(d)	Not shown due to rounding

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
Ratios and Supplemental Data
Ratio of
		Net Assets	Ratio of	Net Investment
		End of	Expenses to	Income (Loss)	Portfolio
	Total	Period	to Average	to Average	Turnover
For the Period From	Return	(in Millions)	Net Assets	Net Assets	Rate
Class A
7-1-02 to 6-30-03	8.27%[a]	$471	1.68%	-1.16%	34.05%
7-1-01 to 6-30-02	-16.25[a]	493	1.61	-0.63	27.05
7-1-00 to 6-30-01	-12.08[a]	371	1.59	0.53	34.56
10-4-99[c] to 6-30-00	47.19[a]	287	1.61[b]	1.22[b]	36.81

Class B
7-1-02 to 6-30-03	7.14%	$59	2.76%	-2.24%	34.05%
7-1-01 to 6-30-02	-17.15	56	2.67	-1.68	27.05
7-1-00 to 6-30-01	-12.97	47	2.62	-0.51	34.56
10-4-99[c] to 6-30-00	46.07	32	2.72[b]	0.08[b]	36.81

Class C
7-1-02 to 6-30-03	7.39%	$19	2.50%	-1.97%	34.05%
7-1-01 to 6-30-02	-16.93	24	2.41	-1.45	27.05
7-1-00 to 6-30-01	-12.82	14	2.49	-0.38	34.56
10-4-99[c] to 6-30-00	46.27	10	2.51[b]	0.29[b]	36.81

Class Y
7-1-02 to 6-30-03	8.93%	$148	1.05%	-0.56%	34.05%
7-1-01 to 6-30-02	-15.83	57	1.07	-0.07	27.05
7-1-00 to 6-30-01	-11.57	64	1.08	0.96	34.56
10-4-99[c] to 6-30-00	47.75	14	1.15[b]	1.68[b]	36.81

WADDELL & REED ADVISORS SMALL CAP FUND, INC.

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

WADDELL & REED ADVISORS SMALL CAP FUND, INC.

You can get more information about the Fund in its--

  Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Fund's SEC file number is 811-09435.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL